UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): May 8, 2007

MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 8, 2007, MTI Technology Corporation (the “Company”) received a letter from The Nasdaq Stock Market (“NASDAQ”) formally notifying the Company that it had not regained compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(4) during the 180-day period previously provided to the Company under NASDAQ listing rules. As previously disclosed, MTI received a letter from NASDAQ on November 7, 2006, indicating that, because the bid price of the Company’s common stock had closed below the minimum $1.00 bid price requirement for the prior 30 consecutive business days, the Company had been provided 180 calendar days, or until May 7, 2007, to regain compliance with the bid price requirement. Because NASDAQ determined that the Company did not regain compliance during the 180-day period, NASDAQ informed the Company that the NASDAQ Listing Qualifications Panel will consider the bid price deficiency at the hearing previously scheduled for May 24, 2007 regarding MTI’s continued listing on the NASDAQ Capital Market.
     As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2007, on March 8, 2007 the Company received a NASDAQ notification indicating that the Company did not comply with the minimum $35 million market value of listed securities requirement for continued listing on the NASDAQ Capital Market. At the May 24, 2007 hearing, the Company will present its plan to comply with the minimum market value of listed securities and bid price requirements for continued listing on the NASDAQ Capital Market. The NASDAQ Listing Qualifications Panel may grant the Company’s request for continued listing, but there can be no assurance that it will do so.
     On May 11, 2007, the Company issued a press release announcing its receipt of the May 8, 2007 letter. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the May 8, 2007 letter from Nasdaq is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 11, 2007.

99.2	Letter, dated May 8, 2007, from The Nasdaq Stock Market to MTI Technology Corporation.
***

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding the Company’s expectations, hopes, beliefs or intentions regarding the future, including but not limited to statements regarding the Company’s efforts to maintain its listing on The Nasdaq Capital Market. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ materially from such forward-looking statements include the volatility of the Company’s stock price and other factors affecting the Company’s business and its ability to regain compliance with applicable Nasdaq rules. Other important factors are set forth from time to time in the Company’s periodic and other filings with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended April 1, 2006. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.
***

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: May 11, 2007	By:	/s/ SCOTT J. POTERACKI
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 11, 2007.

99.2	Letter, dated May 8, 2007, from The Nasdaq Stock Market to MTI Technology Corporation.